Exhibit 99.1

Magnite Reports First Quarter 2025 Results
Contribution ex-TAC(1) Grows 12% Year-Over-Year
Contribution ex-TAC(1) from CTV Grows 15% Year-Over-Year
Adjusted EBITDA(1) Grows 47% Year-Over-Year
NEW YORK, New York – May 7, 2025 – Magnite (NASDAQ: MGNI), the largest independent sell-side advertising company, today reported its results of operations for the quarter ended March 31, 2025.
Q1 2025 Highlights:
•Revenue of $155.8 million, up 4% year-over-year
•Contribution ex-TAC(1) of $145.8 million, up 12% year-over-year
•Contribution ex-TAC(1) attributable to CTV of $63.2 million, up 15% year-over-year, exceeded guidance of $61.0 to $63.0 million
•Contribution ex-TAC(1) attributable to DV+ of $82.6 million, up 9% year-over year, exceeded guidance of $79.0 to $81.0 million
•Net loss of $9.6 million, or $0.07 per share, compared to a net loss of $17.8 million, or $0.13 per share for Q1 2024
•Adjusted EBITDA(1) of $36.8 million, up 47% year-over-year, representing a 25% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $25.0 million or a 19% margin in Q1 2024
•Non-GAAP earnings per share(1) of $0.12, compared to non-GAAP earnings per share(1) of $0.05 for Q1 2024
•Operating cash flow(3) of $18.2 million
Expectations:
•Total Contribution ex-TAC(1) for Q2 2025 to be between $154 million and $160 million
•Contribution ex-TAC(1) attributable to CTV for Q2 2025 to be between $70 million and $72 million
•Contribution ex-TAC(1) attributable to DV+ for Q2 2025 to be between $84 million and $88 million
•Adjusted EBITDA operating expenses(4) for Q2 2025 to be between $110 million and $112 million
•Performance in Q2 to date has been in line with prior expectations; however, due to tariff-driven economic uncertainty, not reaffirming full-year 2025 expectations

“We beat the high end of our CTV and DV+ top line guidance in the first quarter, with significant outperformance in Adjusted EBITDA. Our performance has remained strong to start Q2. However, we have taken a more cautious approach to our outlook and guidance due to tariff-driven economic uncertainty. In CTV, we continue to see strong programmatic adoption and are very pleased with the growth of Netflix and their continued rollout of programmatic globally. On the DV+ side of the business, we applaud the monumental antitrust ruling against Google. This ruling and its ensuing remedies have the potential to radically transform the open internet and create a more level playing field, which could significantly increase our monetization opportunities and market share, possibly as soon as next year,” said Michael G. Barrett, CEO of Magnite.

First quarter 2025 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended
	March 31, 2025	March 31, 2024	Change Favorable/ (Unfavorable)
Revenue	$155.8	$149.3	4%
Gross profit	$93.0	$83.4	11%
Contribution ex-TAC(1)	$145.8	$130.6	12%
Net loss	($9.6)	($17.8)	46%
Adjusted EBITDA(1)	$36.8	$25.0	47%
Adjusted EBITDA margin(2)	25%	19%	6 ppt
Basic and diluted net loss per share	($0.07)	($0.13)	46%
Non-GAAP earnings per share(1)	$0.12	$0.05	140%

Footnotes:
(1)	Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.

First quarter 2025 Results Conference Call and Webcast:
The Company will host a conference call on May 7, 2025 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its first quarter of 2025.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(877) 344-7529 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	4251284
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company’s guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; the scope and duration of client relationships; the fees we may charge in the future; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; our ability to adapt to advancements in artificial intelligence; the development of identity solutions; client utilization of our offerings; the impact of requests for discounts, rebates, or other fee concessions; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements.
We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP financial measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net loss to Adjusted EBITDA," "Reconciliation of net loss to non-GAAP income," and "Reconciliation of GAAP loss per share to non-GAAP earnings per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in facilitating a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, amortization of acquired intangible assets, impairment charges, interest income or expense, and other cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, non-operational real estate and other expenses (income), net, and provision (benefit) for income taxes. We also track future expenses on an Adjusted EBITDA basis, and describe them as Adjusted EBITDA operating expenses, which includes total operating expenses. Total operating expenses include cost of revenue. Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA. We adjust Adjusted EBITDA operating expenses for the same expense items excluded in Adjusted EBITDA. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges and changes in, or cash requirements for, acquisition and related items, such as certain transaction expenses.
•Adjusted EBITDA does not reflect cash and non-cash charges related to certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect certain non-operational real estate and other (income) and expense, net, which consists of transactions or expenses that are typically by nature non-operating, one-time items, or unrelated to our core operations.

•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$429,708	$483,220
Accounts receivable, net	1,053,153	1,200,046
Prepaid expenses and other current assets	32,207	19,914
TOTAL CURRENT ASSETS	1,515,068	1,703,180
Property and equipment, net	79,134	68,730
Right-of-use lease assets	55,752	50,329
Internal use software development costs, net	26,689	26,625
Intangible assets, net	13,926	21,309
Goodwill	978,217	978,217
Other assets, non-current	5,864	6,378
TOTAL ASSETS	$2,674,650	$2,854,768
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,306,517	$1,466,377
Lease liabilities, current	16,229	16,086
Debt, current, net of debt issuance costs	207,568	3,641
Other current liabilities	8,173	9,880
TOTAL CURRENT LIABILITIES	1,538,487	1,495,984
Debt, non-current, net of debt discount and debt issuance costs	349,001	550,104
Lease liabilities, non-current	43,759	38,983
Other liabilities, non-current	1,650	1,479
TOTAL LIABILITIES	1,932,897	2,086,550
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,416,149	1,433,809
Accumulated other comprehensive loss	(3,592)	(4,421)
Accumulated deficit	(670,806)	(661,172)
TOTAL STOCKHOLDERS' EQUITY	741,753	768,218
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,674,650	$2,854,768

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Revenue	$155,771	$149,319
Expenses (1)(2):
Cost of revenue	62,799	65,902
Sales and marketing	48,106	43,689
Technology and development	22,292	26,891
General and administrative	23,938	26,665
Total expenses	157,135	163,147
Loss from operations	(1,364)	(13,828)
Other (income) expense:
Interest expense, net	5,177	7,958
Foreign exchange (gain) loss, net	2,217	(2,315)
Loss on extinguishment of debt	2,152	7,387
Other income	(423)	(1,292)
Total other expense, net	9,123	11,738
Loss before income taxes	(10,487)	(25,566)
Benefit for income taxes	(853)	(7,809)
Net Loss	$(9,634)	$(17,757)
Net loss per share:
Basic and diluted	$(0.07)	$(0.13)
Weighted average shares used to compute net loss per share:
Basic and diluted	141,852	139,297

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended
	March 31, 2025	March 31, 2024
Cost of revenue	$572	$500
Sales and marketing	9,144	8,236
Technology and development	4,635	5,416
General and administrative	6,858	6,679
Total stock-based compensation expense	$21,209	$20,831

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended
	March 31, 2025	March 31, 2024
Cost of revenue	$13,025	$10,716
Sales and marketing	2,448	2,610
Technology and development	69	147
General and administrative	59	94
Total depreciation and amortization expense	$15,601	$13,567

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
OPERATING ACTIVITIES:
Net loss	$(9,634)	$(17,757)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	15,601	13,567
Stock-based compensation	21,209	20,831
Loss on extinguishment of debt	2,152	7,387
Amortization of debt discount and issuance costs	967	1,152
Non-cash lease expense	(516)	(546)
Deferred income taxes	154	(7,770)
Unrealized foreign currency (gain) loss, net	4,496	(3,910)
Other items, net	(101)	124
Changes in operating assets and liabilities:
Accounts receivable	147,859	175,313
Prepaid expenses and other assets	(11,469)	(812)
Accounts payable and accrued expenses	(166,353)	(249,742)
Other liabilities	(1,804)	1,752
Net cash provided by (used in) operating activities	2,561	(60,411)
INVESTING ACTIVITIES:
Purchases of property and equipment	(14,377)	(5,873)
Capitalized internal use software development costs	(2,821)	(3,379)
Net cash used in investing activities	(17,198)	(9,252)
FINANCING ACTIVITIES:
Proceeds from the Term Loan B Facility refinancing and repricing activities, net of debt discount	92,622	361,350
Repayment of the Term Loan B Facility from refinancing and repricing activities	(92,622)	(351,000)
Payment for debt issuance costs	(159)	(4,510)
Proceeds from exercise of stock options	252	—
Purchase of treasury stock	(19,229)	—
Taxes paid related to net share settlement	(20,314)	(8,941)
Net cash used in financing activities	(39,450)	(3,101)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	575	(621)
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(53,512)	(73,385)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	483,220	326,219
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$429,708	$252,834

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Three Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	March 31, 2025	March 31, 2024
Cash paid for income taxes	$571	$729
Cash paid for interest	$6,679	$7,182
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$8,133	$7,272
Capitalized stock-based compensation	$422	$576
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$11,692	$8,255
Operating lease right-of-use assets reduction and corresponding non-cash adjustment to operating lease liabilities	$2,047	$—
Non-cash financing activity related to Amendment No. 2 to the 2024 Credit Agreement	$270,555	$—

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Revenue	$155,771	$149,319
Less: Cost of revenue	62,799	65,902
Gross Profit	92,972	83,417
Add back: Cost of revenue, excluding TAC	52,876	47,136
Contribution ex-TAC	$145,848	$130,553

MAGNITE, INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Net loss	$(9,634)	$(17,757)
Add back (deduct):
Depreciation and amortization expense, excluding amortization of acquired intangible assets	8,218	5,978
Amortization of acquired intangibles	7,383	7,589
Stock-based compensation expense	21,209	20,831
Non-operational real estate and other (income) expense, net	(36)	24
Interest expense, net	5,177	7,958
Foreign exchange (gain) loss, net	2,217	(2,315)
Loss on extinguishment of debt	2,152	7,387
Other debt refinancing expense	967	3,140
Benefit for income taxes	(853)	(7,809)
Adjusted EBITDA	$36,800	$25,026

MAGNITE, INC.
RECONCILIATION OF NET LOSS TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
Net loss	$(9,634)	$(17,757)
Add back (deduct):
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	7,383	7,589
Stock-based compensation expense	21,209	20,831
Non-operational real estate and other (income) expense, net	(36)	24
Foreign exchange (gain) loss, net	2,217	(2,315)
Interest expense, Convertible Senior Notes	421	421
Loss on extinguishment of debt	2,152	7,387
Other debt refinancing expense	967	3,140
Tax effect of Non-GAAP adjustments (1)	(6,822)	(11,336)
Non-GAAP income	$17,857	$7,984

(1)	Non-GAAP income includes the estimated tax impact from the reconciling items between net loss and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP LOSS PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2025	March 31, 2024
GAAP net loss per share (1):
Basic and diluted	$(0.07)	$(0.13)

Non-GAAP income (2)	$17,857	$7,984
Non-GAAP earnings per share	$0.12	$0.05

Reconciliation of weighted-average shares used to compute net loss per share to non-GAAP weighted average shares outstanding:
Weighted-average shares used to compute basic net loss per share	141,852	139,297
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	8,191	4,371
Dilutive effect of weighted-average ESPP shares	65	65
Dilutive effect of weighted-average Convertible Senior Notes	3,210	3,210
Non-GAAP weighted-average shares outstanding	153,318	146,943

(1) Calculated as net loss divided by basic and diluted weighted-average shares used to compute net loss per share as included in the condensed consolidated statement of operations.
(2) Refer to reconciliation of net loss to non-GAAP income.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Contribution ex-TAC
	Three Months Ended
	March 31, 2025		March 31, 2024
Channel:
CTV	$63,225	43%	$54,894	42%
Mobile	58,008	40%	53,299	41%
Desktop	24,615	17%	22,360	17%
Total	$145,848	100%	$130,553	100%